UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 24, 2008
Citizens Republic Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

001-33063	38-2378932

(Commission File Number)	(IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan	48502

(Address of Principal Executive Offices)	(Zip Code)
(810) 766-7500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On April 24, 2008, the Board of Directors of Citizens Republic Bancorp, Inc. appointed Robert S. Cubbin to the Board of Directors, the Compensation and Human Resources Committee, and the Risk Committee, effective May 22, 2008. Mr. Cubbin is the Chief Executive Officer of Meadowbrook Insurance Company.
Item 7.01 Regulation FD Disclosure
On April 29, 2008, Citizens Republic Bancorp, Inc. distributed a letter to shareholders discussing, among other things, the suspension of its dividend. The letter is attached to this Form 8-K as Exhibit 99.1.
The attached letter contains forward-looking statements, which are subject to risks and uncertainties. When such words such as “will,” “should,” “likely,” “believe,” “expect,” “anticipate,” “estimate,” or similar expressions are used, they indicate forward-looking statements. These forward-looking statements represent our outlook only as of the date of the letter. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all of our forward-looking statements. While we believe that any forward-looking statements in the letter are reasonable, you should not place undue reliance on any such forward-looking statements, which speak only as the date made. Forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, and actual results could be materially different. Factors that might cause such a difference are discussed in the annual and quarterly reports we file with the Securities and Exchange Commission, including the risk factors discussed in Item 1A of our most recent Annual Report on Form 10-K. Except as required by applicable law, we do not undertake, and expressly disclaim, any obligation to publicly update or alter our statements.
Additionally, management has posted an update on the Company as a presentation on Citizens’ website, www.citizensbanking.com, under the investor relations section.
Item 8.01 Other Events
On April 24, 2008, Citizens Republic Bancorp, Inc. held its annual shareholder vote in conjunction with the annual shareholder meeting. The shareholders approved all three items presented before them:
1)	Elected Elizabeth A. Ardisana, Gary J. Hurand, Stephen J. Lazaroff, and Steven E. Zack as Class I directors to serve a three (3) year term;

2)	Approved various amendments to the Amended and Restated Articles of Incorporation described in the proxy statement, providing for the annual election of all directors, the elimination of certain supermajority shareholder approval requirements, the elimination of certain limitations on business combinations and the implementation of majority voting in uncontested elections of directors; and

3)	Ratified the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2008.
The Amended and Restated Articles of Incorporation were filed with the State of Michigan on April 29, 2008 and are filed as Exhibit 3.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit 3.1	Amended and Restated Articles of Incorporation, filed April 29, 2008
Exhibit 99.1	Shareholder Letter, dated April 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS REPUBLIC BANCORP, INC.

By:	/s/ Thomas W. Gallagher

Thomas W. Gallagher
Its:	General Counsel and Secretary
Date: April 29, 2008

Index to Exhibits

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Articles of Incorporation, filed April 29, 2008
Exhibit 99.1	Shareholder Letter, dated April 2008.